Note 6 - Stock-based Compensation	12 Months Ended
Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]

Note 6 - Stock-Based Compensation

The C&J Energy Services, Inc. 2012 Long-Term Incentive Plan (the “2012 LTIP”) provides for the grant of stock-based awards to the Company’s officers, employees, consultants and non-employee directors. The following types of awards are available for issuance under the 2012 LTIP: incentive stock options and nonqualified stock options; stock appreciation rights; restricted stock; restricted stock units; dividend equivalent rights; phantom stock units; performance awards; and share awards. To date, only nonqualified stock options and restricted stock have been awarded under the 2012 LTIP. Under the 2012 LTIP, all stock option awards have been granted with an exercise price equal to the market price of the Company’s stock at the grant date. Those awards generally vest over three years of continuous service with one-third vesting on the first, second, and third anniversaries of the option’s grant date. The option awards expire on the tenth anniversary of the date of grant.

To the extent permitted by law, the participant of an award of restricted stock will have all of the rights of a stockholder with respect to the underlying shares of common stock, including the right to vote the common shares and to receive all dividends or other distributions made with respect to the common shares. Dividends on restricted stock will be deferred until the lapsing of the restrictions imposed on the shares and will be held by the Company for the account of the participant (either in cash or to be reinvested in shares of restricted stock) until such time. Payment of the deferred dividends and accrued interest, if any, shall be made upon the lapsing of restrictions on the shares of restricted stock, and any dividends deferred in respect of any shares of restricted stock shall be forfeited upon the forfeiture of such shares of restricted stock.

A total of 4.3 million shares of common stock were authorized and approved for issuance under the 2012 LTIP, subject to certain adjustments. This number of shares is subject to appropriate adjustment in the event of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants, rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or any similar corporate event or transaction. This number of shares may also increase due to the termination of an award granted under the 2012 LTIP, or under the Company’s Prior Plans (as defined below), by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of common stock. Approximately 2.6 million shares were available for issuance under the 2012 LTIP as of December 31, 2014.

Prior to the approval of the 2012 LTIP, the Company adopted and maintained the C&J Energy Services, Inc. 2010 Stock Option Plan (the “2010 Plan”). The Company’s 2010 Plan allowed for the grant of non-statutory stock options and incentive stock options to its employees, consultants and outside directors for up to 5.7 million shares of common stock. Under the 2010 Plan, option awards were generally granted with an exercise price equal to the market price of the Company’s stock at the grant date. Those option awards generally vest over three years of continuous service with one-third vesting on the first, second, and third anniversaries of the option’s grant date. Certain option awards provide for accelerated vesting if there is a change in control, as defined in the 2010 Plan. The options expire on the tenth anniversary of the date of grant.

In connection with the approval of the 2012 LTIP, on May 29, 2012, the 2010 Plan was amended to provide, among other things, that (i) no additional awards would be granted under the 2010 Plan on or after May 29, 2012, (ii) all awards outstanding under the 2010 Plan as of May 29, 2012 would continue to be subject to the terms of the 2010 Plan and the applicable award agreement, and (iii) if and to the extent an award originally granted pursuant to the 2010 Plan is terminated by expiration, forfeiture, cancellation or otherwise without the issuance of shares of common stock, any and all shares of common stock associated with such award shall become available to be granted pursuant to a new award under the terms of the 2012 LTIP.

Prior to December 23, 2010, all options granted to employees were granted under the C&J Energy Services, Inc. 2006 Stock Option Plan (the “2006 Plan” and, together with the 2010 Plan, the “Prior Plans”). On December 23, 2010, the 2006 Plan was amended to provide, among other things, that (i) no additional awards would be granted under the 2006 Plan, (ii) all awards outstanding under the 2006 Plan would continue to be subject to the terms of the 2006 Plan and the applicable award agreement, and (iii) all unvested options under the 2006 Plan would immediately vest and become exercisable in connection with the completion of a private placement of common stock that occurred in December 2010. On May 29, 2012, the 2006 Plan was further amended to provide, among other things, that if and to the extent an award originally granted pursuant to the 2006 Plan is terminated by expiration, forfeiture, cancellation or otherwise without the issuance of shares of common stock, any and all shares of common stock associated with such award shall become available to be granted pursuant to a new award under the terms of the 2012 LTIP.

Stock Options

The fair value of each option award granted under the 2012 LTIP and the Prior Plans is estimated on the date of grant using the Black-Scholes option-pricing model. Due to the Company’s lack of historical volume of option activity, the expected term of options granted is derived using the “plain vanilla” method. In addition, expected volatilities have been based on comparable public company data, with consideration given to the Company’s limited historical data. The Company makes estimates with respect to employee termination and forfeiture rates of the options within the valuation model. The risk-free rate is based on the approximate U.S. Treasury yield rate in effect at the time of grant. For options granted prior to the Company’s initial public offering (“IPO”), which closed on August 3, 2011, the calculation of the Company’s stock price involved the use of different valuation techniques, including a combination of an income and/or market approach. Determination of the fair value was a matter of judgment and often involved the use of significant estimates and assumptions.

The following table presents the assumptions used in determining the fair value of option awards for the year ended December 31, 2012. No stock options were granted by the Company for the years ended December 31, 2013 and December 31, 2014.

Year Ended Decemer 31, 2012
Expected volatility	65%-75%
Expected dividends	None
Exercise price	$16.88-$18.89
Expected term (in years)	6
Risk-free rate	0.9%-1.4%

The weighted average grant date fair value of options granted during the year ended December 31, 2012 was $11.45.

A summary of the Company’s stock option activity for the year ended December 31, 2014 is presented below.

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
	(in thousands)		(in years)	(in thousands)
Outstanding at January 1, 2014	5,283	$11.69	6.36	$65,351
Granted	—	—
Exercised	(159)	5.23
Forfeited	(57)	29.00
Outstanding at December 31, 2014	5,067	$11.70	5.40	$21,395
Exercisable at December 31, 2014	5,024	$11.65	5.38	$21,395

The total intrinsic value of options exercised during the years ended December 31, 2014 and 2013 was $3.2 million and $13.0 million, respectively. As of December 31, 2014, there was $0.2 million of total unrecognized compensation cost related to outstanding stock options. That cost is expected to be recognized over a weighted-average period of 0.4 years.

Restricted Stock

Restricted stock is valued based on the closing price of the Company’s common stock on the date of grant. During the year ended December 31, 2014, approximately 0.8 million shares of restricted stock were granted to employees and non-employee directors under the 2012 LTIP at fair market values ranging from $14.46 to $33.14 per share. During the year ended December 31, 2013, approximately 0.7 million shares of restricted stock were granted to employees, consultants and non-employee directors under the 2012 LTIP at fair market values ranging from $19.25 to $23.69 per share.

A summary of the status and changes during the year ended December 31, 2014 of the Company’s shares of non-vested restricted stock is presented below:

	Shares	Weighted Average Grant-Date Fair Value
	(in thousands)
Non-vested at January 1, 2014	1,133	$21.63
Granted	798	24.65
Forfeited	(75)	23.14
Vested	(479)	21.39
Non-vested at December 31, 2014	1,377	$23.39

As of December 31, 2014 and 2013, respectively, there was $18.7 million and $15.8 million of total unrecognized compensation cost related to shares of restricted stock. That cost is expected to be recognized over a weighted-average period of 1.7 years. The weighted-average grant-date fair value per share of restricted stock granted during the years ended December 31, 2014 and 2013, respectively, was $24.65 and $23.37.

As of December 31, 2014, the Company had 6.4 million stock options and shares of restricted stock outstanding to employees and non-employee directors, 1.0 million of which were issued under the 2006 Plan, 4.0 million were issued under the 2010 Plan and the remaining 1.4 million were issued under the 2012 Plan. As of December 31, 2013, the Company had 6.4 million of stock options and shares of restricted stock outstanding to employees and non-employee directors, 1.1 million of which were issued under the 2006 Plan, 4.1 million were issued under the 2010 Plan and the remaining 1.2 million were issued under the 2012 Plan.

Stock-based compensation expense was $18.4 million, $22.6 million and $18.0 million for the years ended December 31, 2014, 2013 and 2012, respectively, and is included in selling, general and administrative expenses on the consolidated statements of operations. The total income tax benefit recognized in the consolidated statements of operations in connection with stock-based compensation expense was approximately $6.4 million, $7.9 million and $6.2 million for the years ended December 31, 2014, 2013 and 2012, respectively.